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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- DECEMBER 22, 2000

                               BOCA RESORTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                        1-13173                        65-0676005
 (State or other jurisdiction            (Commission                    (IRS Employer
      of incorporation)                  File Number)                 Identification No.)


  501 EAST CAMINO REAL, BOCA RATON, FLORIDA                        33432
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrants Telephone Number, Including Area Code:  (561) 447-5300

                                 NOT APPLICABLE
          Former Name or Former Address, if Changed Since Last Report

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 22, 2000, Boca Resorts, Inc. (the "Company") executed a definitive agreement and closed on the sale of the Arizona Biltmore Resort & Spa (the "Biltmore") to KSL Recreation Corporation for $335 million, consisting of $275.6 million in cash and the assumption of $59.4 million in indebtedness. The Company received an additional $8.3 million in cash for the amount of working capital (as defined in the Agreement of Purchase and Sale attached as an exhibit hereto) available at the Biltmore on the date of closing.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                         PAGE
                                                                         ----
      (a)  Financial Statements of Business Acquired

           Not applicable

      (b)  Unaudited Pro forma Condensed Consolidated Financial
             Statements

           Introduction to Unaudited Pro forma Condensed Consolidated
             Financial Statements......................................    4
           Unaudited Pro forma Condensed Consolidated Statement of
             Operations for the Year Ended June 30, 2000...............    5
           Unaudited Pro forma Condensed Consolidated Balance Sheet as
             of September 30, 2000.....................................    6
           Unaudited Pro forma Condensed Consolidated Statement of
             Operations for the Three Months Ended September 30,
             2000......................................................    7
           Notes to Unaudited Pro forma Condensed Consolidated
             Financial Statements......................................    8

      (c)  Exhibits

 EXHIBIT NUMBER                           DESCRIPTION
 --------------                           -----------
Exhibit 99.1      Agreement of Purchase and Sale entered into December 22,
                  2000 by and between Biltmore Hotel Partners, LLLP and KSL
                  Recreation Corporation

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

                               BOCA RESORTS, INC.

                 INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

     The Company is an owner and operator of leisure and recreation businesses and entertainment/sports businesses. The leisure and recreation business currently consists of the ownership and operation of five luxury resorts with hotels, conference facilities, golf courses, spas, marinas and private clubs. The Company's resorts include: the Boca Raton Resort and Club (Boca Raton, Florida), the Registry Resort at Pelican Bay (Naples, Florida), the Edgewater Beach Hotel (Naples, Florida), the Hyatt Regency Pier 66 Hotel and Marina (Fort Lauderdale, Florida), and the Radisson Bahia Mar Resort and Yachting Center (Fort Lauderdale, Florida). The Company also owns and operates two championship golf courses named Grande Oaks Golf Club (Davie, Florida) and Naples Grande Golf Club (Naples, Florida).

     The entertainment and sports business primarily includes the operations of the Florida Panthers Hockey Club (the "Panthers"), a National Hockey League ("NHL") franchise and related arena management operations. The Panthers generate revenue through the sale of tickets to Panthers' home games, the licensing of local market television, cable network, and radio rights, from distributions under revenue-sharing arrangements with the NHL covering national broadcasting contracts, as well as other ancillary sources including expansion franchise fees. In addition, the Company generates revenue through its participation in the net operating income of the National Car Rental Center (a multi-purpose entertainment and sports complex), where the Panthers play their home games.

     On December 22, 2000 the Company executed a definitive agreement and closed on the sale of the Arizona Biltmore Resort & Spa to KSL Recreation Corporation for $335 million, consisting of $275.6 million in cash and the assumption of $59.4 million in indebtedness. The Company received an additional $8.3 million in cash for certain working capital adjustments. The gain on sale of the Biltmore was nominal and as a non-recurring credit has been excluded from the accompanying Pro forma Condensed Consolidated Financial Statements.

     The Company intends to use the net proceeds of the asset sale to make additional investments in its business, repay indebtedness, which may include repurchases of a portion of the Company's outstanding 9.875% Senior Subordinated Notes (the "Notes"), and for general corporate purposes.

     For purposes of the accompanying pro forma financial information, it is assumed that the Company will repay its indebtedness under secured revolving credit facilities. The remaining net proceeds are assumed to be invested in short-term instruments receiving the highest rating assigned by Standard and Poor's Rating Services and/or Moody's Investor Services. Alternatively, if the Company paid its credit line, retired the $98.5 million outstanding under a mortgage note payable secured by the Boca Raton Resort and Club (the "Boca Mortgage") and invested the excess cash, it would incur a nominal fee to unwind an interest rate swap agreement relating to the Boca Mortgage. In the event the Company elected to repurchase a portion of the outstanding Notes with the proceeds from the asset sale, it would incur a non-cash extraordinary loss (before taxes) on the early extinguishment of debt relating to the charge-off of a portion of the $9.6 million in unamortized debt issuance costs previously capitalized in connection with the issuance of the Notes.

SEASONALITY

     The Company has historically experienced, and expects to continue to experience, seasonal fluctuations in its gross revenue and net earnings. Peak season at its resorts extends from January through April, while regular season for the Panthers commences in October and ends in April.

GENERAL

     The unaudited pro forma financial statements included herein, reflect adjustments to the Company's historical results of operations to give effect to the sale of the Arizona Biltmore Resort & Spa as if such transaction had been consummated at the beginning of the periods presented.

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

                               BOCA RESORTS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   SALE OF
                                                        BOCA       ARIZONA
                                                      RESORTS,     BILTMORE     DISPOSITION
                                                        INC.     RESORT & SPA   ADJUSTMENTS    PRO FORMA
                                                      --------   ------------   -----------    ---------
Revenue:
  Leisure and recreation............................  $361,360     $(93,616)      $    --      $267,744
  Entertainment and sports..........................    60,187           --            --        60,187
                                                      --------     --------       -------      --------
          Total revenue.............................   421,547      (93,616)           --       327,931
Operating expenses:
  Cost of leisure and recreation services...........   156,620      (35,558)           --       121,062
  Cost of entertainment and sports services.........    56,866           --            --        56,866
  Selling, general and administrative expenses......   109,271      (23,247)         (936)(a)    85,088
  Amortization and depreciation.....................    36,334       (8,739)           --        27,595
                                                      --------     --------       -------      --------
          Total operating expenses..................   359,091      (67,544)         (936)      290,611
                                                      --------     --------       -------      --------
Operating income....................................    62,456      (26,072)          936        37,320
Interest and other income...........................     8,709           --        13,453(b)     22,162
Interest and other expense..........................   (57,524)       5,017         5,254(c)    (47,253)
Minority interest...................................      (155)          --            --          (155)
                                                      --------     --------       -------      --------
          Net income(d).............................  $ 13,486     $(21,055)      $19,643      $ 12,074
                                                      ========     ========       =======      ========
Basic and diluted net income per share..............  $   0.33                                 $   0.30
                                                      ========                                 ========
Shares used in computing net income per
  share -- basic....................................    40,861                                   40,861
                                                      ========                                 ========
Shares used in computing net income per
  share -- diluted..................................    40,868                                   40,868
                                                      ========                                 ========

         The accompanying notes are an integral part of this statement.

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

                               BOCA RESORTS, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                              SALE OF
                                                  BOCA        ARIZONA
                                                RESORTS,      BILTMORE        REPAY
                                                  INC.      RESORT & SPA   INDEBTEDNESS     PRO FORMA
                                               ----------   ------------   ------------     ----------
                   ASSETS
Current assets:
  Cash and cash equivalents..................  $   13,269    $ 275,479       $(43,569)(e)   $  245,179
  Restricted cash............................      37,975       (3,996)            --           33,979
  Accounts receivable, net...................      25,951       (4,478)            --           21,473
  Inventory..................................       8,571       (1,496)            --            7,075
  Current portion of Premier Club notes
     receivable..............................       4,308           --             --            4,308
  Other current assets.......................       7,273         (353)            --            6,920
                                               ----------    ---------       --------       ----------
          Total current assets...............      97,347      265,156        (43,569)         318,934
Property and equipment, net..................   1,068,549     (290,420)            --          778,129
Intangible assets, net.......................     108,770      (48,043)            --           60,727
Long-term portion of Premier Club notes
  receivable.................................       7,454           --             --            7,454
Other assets.................................      28,075          (54)            --           28,021
                                               ----------    ---------       --------       ----------
          Total assets.......................  $1,310,195    $ (73,361)      $(43,569)      $1,193,265
                                               ==========    =========       ========       ==========
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses......  $   61,229    $  (4,305)      $     --       $   56,924
  Current portion of deferred revenue........      67,982       (9,384)            --           58,598
  Current portion of credit lines and notes
     payable.................................     129,876       (1,548)            --          128,328
  Other current liabilities..................       7,659           --             --            7,659
                                               ----------    ---------       --------       ----------
          Total current liabilities..........     266,746      (15,237)            --          251,509
Credit lines and notes payable...............     102,194      (58,124)       (43,569)(e)          501
Premier Club refundable membership fees......      59,818           --             --           59,818
Deferred revenue, net of current portion.....      29,641           --             --           29,641
Other non-current liabilities................       1,543           --             --            1,543
Deferred income taxes payable................      35,918           --             --           35,918
Senior subordinated notes payable............     340,000           --             --          340,000
Shareholders' equity:
  Class A Common Stock, $0.01 par value......         406           --             --              406
  Class B Common Stock, $0.01 par value......           3           --             --                3
  Contributed capital........................     484,574           --             --          484,574
  Accumulated deficit........................     (10,648)          --             --          (10,648)
                                               ----------    ---------       --------       ----------
          Total shareholders' equity.........     474,335           --             --          474,335
                                               ----------    ---------       --------       ----------
          Total liabilities and shareholders'
            equity...........................  $1,310,195    $ (73,361)      $(43,569)      $1,193,265
                                               ==========    =========       ========       ==========

         The accompanying notes are an integral part of this statement.

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

                               BOCA RESORTS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                SALE OF
                                                     BOCA       ARIZONA
                                                   RESORTS,     BILTMORE     DISPOSITION
                                                     INC.     RESORT & SPA   ADJUSTMENTS    PRO FORMA
                                                   --------   ------------   -----------    ---------
Revenue:
  Leisure and recreation.........................  $ 59,585     $(14,494)      $   --       $ 45,091
  Entertainment and sports.......................     2,403           --           --          2,403
                                                   --------     --------       ------       --------
          Total revenue..........................    61,988      (14,494)          --         47,494
Operating expenses:
  Cost of leisure and recreation services........    32,919       (7,169)          --         25,750
  Cost of entertainment and sports services......     4,645           --           --          4,645
  Selling, general and administrative expenses...    26,574       (4,821)        (145)(a)     21,608
  Amortization and depreciation..................    10,015       (2,389)          --          7,626
                                                   --------     --------       ------       --------
          Total operating expenses...............    74,153      (14,379)        (145)        59,629
                                                   --------     --------       ------       --------
Operating loss...................................   (12,165)        (115)         145        (12,135)
Interest and other income........................       364           --        3,514(b)       3,878
Interest and other expense.......................   (15,783)       1,236        1,295(c)     (13,252)
                                                   --------     --------       ------       --------
          Net loss(d)............................  $(27,584)    $  1,121       $4,954       $(21,509)
                                                   ========     ========       ======       ========
Basic and diluted net loss per share.............  $  (0.68)                                $  (0.53)
                                                   ========                                 ========
Shares used in computing net loss per
  share -- basic.................................    40,861                                   40,861
                                                   ========                                 ========
Shares used in computing net loss per
  share -- diluted...............................    40,861                                   40,861
                                                   ========                                 ========

         The accompanying notes are an integral part of this statement.

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                               BOCA RESORTS, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

     (a) Represents a reduction to a management fee equal to 1% of revenue which was payable to Huizenga Holdings, a related party controlled by the Chairman of the Company.

     (b) Represents the increase in interest income associated with excess cash invested in short-term investments with underlying government securities yielding a return of 6.26%.

     (c) Represents the reduction in interest expense associated with the repayment of indebtedness under a revolving credit facility secured by certain hotel properties. In addition, interest expense has been reduced for the repayment of indebtedness under a credit facility secured by certain hockey assets. The Company repaid such indebtedness in July 2000.

     (d) A pro forma tax provision has been excluded from the presentation due to an offsetting change in the Company's valuation allowance.

     (e) Represents the repayment of indebtedness under a revolving credit facility secured by certain hotel properties.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BOCA RESORTS, INC.

                                          By:     /s/ WILLIAM M. PIERCE
                                            ------------------------------------
                                                     William M. Pierce
                                            Senior Vice President, Treasurer and
                                                  Chief Financial Officer

                                          By:     /s/ STEVEN M. DAURIA
                                            ------------------------------------
                                                      Steven M. Dauria
                                            Vice President, Corporate Controller
                                                and Chief Accounting Officer

Date: January 8, 2001

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